UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: November 19, 2013

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On November 8, 2013, Regal Cinemas, Inc. (“RCI”) opened two newly built theatres which, when included with the acquisition of Hollywood Theatres on April 1, 2013 and the opening of one additional newly built theatre on July 3, 2013, resulted in an extraordinary attendance increase under the Common Unit Adjustment Agreement. All 43 of the Hollywood Theatres containing 504 screens have been included in our network since April 2008 under a network affiliate agreement that included a termination date of March 31, 2013. As of the acquisition date, these theatres and screens became part of our long-term Exhibitor Services Agreement with RCI (“ESA”) with an initial term ending on February 13, 2037.

On November 19, 2013, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notice setting forth the determination of common membership units due to RCI, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), RCI, American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”) and Cinemark USA, Inc. Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates. The common membership units are expected to be issued on December 4, 2013, the settlement date.

Under the Common Unit Adjustment Agreement, the adjustment of membership units is conducted annually, except that a Common Unit Adjustment will occur for a specific Founding Member (or designee) if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent Common Unit Adjustment, results in an extraordinary attendance increase or decrease in excess of two percent of the annual total attendance as determined on the prior adjustment date. The acquisition of the Hollywood Theatres and opening of three new theatres through November 8, 2013 meets such criteria as it results in an attendance increase of more than 2% of NCM network attendance at the prior year-end (December 27, 2012). As a result of the extraordinary attendance increase, a full Common Unit Adjustment was performed for Regal and included the Hollywood acquisition, newly built theatres and theatre dispositions for the period of December 28, 2012 through November 8, 2013 (from the end of the 2012 annual Common Unit Adjustment period to the latest newly built theatre open date). Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to Extraordinary Adjustment (as of September 26, 2013)	Number of Units Issued per Extraordinary Adjustment	Total Number of Units Owned Post Extraordinary Adjustment (as of November 19, 2013)
AMC	19,052,770	—	19,052,770
Cinemark	23,998,505	—	23,998,505
Regal	22,032,152	3,372,241	25,404,393
NCM, Inc. (1)	58,280,044	—	58,280,044

Total	123,363,471	3,372,241	126,735,712

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to September 26, 2013 as these NCM, LLC units are issued at each quarter end.

Following the issuance of these common membership units pursuant to the Common Unit Adjustment Agreement, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to Extraordinary Adjustment (as of September 26, 2013)	Ownership Interest Post Extraordinary Adjustment (as of November 19, 2013)	Change
AMC	15.45%	15.03%	-0.42
Cinemark	19.45%	18.94%	-0.51
Regal	17.86%	20.05%	+2.19
NCM, Inc. (1)	47.24%	45.98%	-1.26

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to September 26, 2013 as these NCM, LLC units are issued at each quarter end.

Pursuant to NCM, Inc’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis. Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units. In addition to the issuance of the units, cash in the amount of $15.59 will be paid to Regal in lieu of a partial unit.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends have been affixed to the securities issued in this transaction. RCI had adequate access, through business or other relationships, to information about NCM, Inc.

Discussion of changes in screens and attendance:

The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was an increase of 14,115,113 attendees as described below.

-	The total attendance increase was 14,411,218 attendees. The attendance increase due to the 43 theatres and 504 screens acquired from Hollywood Theatres was 13,055,218 attendees. Additionally, the total attendance increase due to three newly opened theatres with 36 screens was 1,356,000 (1,808,000 weighted at 75%). All of the attendees were added on digital screens. A total of 540 screens were added resulting in an average attendance per added screen of approximately 26,687, versus our 2012 network average of 36,140.

-	The total attendance decrease due to dispositions was 648,789 attendees, of which 582,721 attendees were from digital screens and 66,068 attendees were from non-digital screens (attendance of 132,136 weighted at 50%). A total of 42 screens were disposed of resulting in an average attendance per disposed screen of approximately 15,447.

-	The total attendance increase due to an adjustment between the projected year 1 attendance of five new build theatres or 66 screens included in the prior Common Unit Adjustment (weighted at 75%) and the actual year 1 attendance for these theatres was 352,684 attendees.

Calculation of the Common Unit Adjustment (1): (as of November 8, 2013, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	123,990,376
Times – NCM, Inc. Share Price (3)	$18.4633

NCM LLC Equity Value	$2,289,271,509

NCM LLC Long-Term Funded Debt	$884,000,000
Less NCM LLC Cash and Cash Equivalents	($61,762,807)

NCM LLC Enterprise Value	$3,111,508,702

Divided by – Attendance Total (4)	705,386,794

NCM LLC Enterprise Value per Attendee	$4.4110674

Times – aggregate Net Attendance Adjustment (for the period December 28, 2012 through November 8, 2013)	14,115,113

Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$62,262,715

Divided by – NCM, Inc. Share Price (3)	$18.4633

Common Unit Adjustment (in whole units)	3,372,241

Cash paid in lieu of partial units issued Founding Members	$15.59

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)	Includes 57,370,372 60-day weighted average shares of NCM, Inc. outstanding common stock, 65,696,760 60-day weighted average NCM LLC units held by the Founding Members and 923,244 restricted shares and outstanding options deemed exercised under the treasury stock method.
(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)	Includes attendees from (i) network affiliates and (ii) certain Rave theatres previously acquired by AMC and Cinemark under contract with another cinema advertising provider for which AMC and Cinemark pay integration payments to NCM LLC.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.1 from the Registrant’s Registration Statement on Form S-8 (File No. 333-140652) filed on February 13, 2007.)

10.1	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.1.3	Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated September 3, 2013, by and among American Multi-Cinema, Inc., AMC ShowPlace Theatres, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC, Regal Cinemas, Inc. and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on September 9, 2013.)

10.2	Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc. (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

Exhibit	Description

10.4.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.4.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.4.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.5	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.5.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.5.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.5.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Cinemark USA, Inc. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.6	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.4 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.6.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.6.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.6.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: November 21, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC By: National CineMedia, Inc., its manager

Dated: November 21, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary